Net Loss Per Share	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
Net Loss Per Share	Net Loss Per Share
Basic net loss per share is computed by dividing the net loss by the weighted-average number of shares of common stock outstanding during the period, less the weighted-average unvested common stock subject to repurchase or forfeiture as they are not deemed to be issued for accounting purposes. Diluted net loss per share is computed by giving effect to all potential shares of common stock, including stock options, RSU, and warrants, to the extent they are dilutive.
The computation of basic and diluted net loss per share of common stock attributable to common stockholders was as follows (in thousands, except for per share data):

	Year Ended December 31,
	2021	2020	2019
Numerator:
Net loss	$(250,006)	$(127,007)	$(101,552)
Denominator:
Weighted-average shares used in computing net loss per share of common stock, basic and diluted	120,886	4,385	3,616
Net loss per share of common stock, basic and diluted	$(2.07)	$(28.96)	$(28.08)
As a result of the Merger, the Company has retroactively adjusted the weighted-average number of shares of common stock outstanding prior to the Closing Date by multiplying them by the Exchange Ratio of 0.8925 used to determine the number of shares of common stock into which they converted.
Prior to the Closing Date, the Company applied the two-class method to calculate its basic and diluted net loss per share of common stock, as the convertible preferred stock were participating securities. The two-class method is an earnings allocation formula that treats a participating security as having rights to earnings that otherwise would have been available to common stockholders. However, the two-class method did not impact the net loss per share of common stock as the Company was in a loss position for each of the periods presented and holders of convertible preferred stock did not participate in losses. Post the Closing Date, the Company applies the treasury stock method when calculating the diluted net income (loss) per share of common stock and “if-converted” method for Convertible Notes when applicable.
The outstanding Convertible Notes including accrued interest will be automatically converted to common stock at $6.5712 per share pursuant to the mandatory conversion provisions, if and when the VWAP exceeds $9.86 over 20 consecutive days subsequent to January 13, 2022.
Since the Company was in a loss position for each of the periods presented, diluted net loss per share is the same as basic net loss per share for each period as the inclusion of potential common stock shares outstanding would have been anti-dilutive. The potentially dilutive securities were as follows (in thousands):

	Year Ended December 31,
	2021	2020	2019
Convertible preferred stock(1)	—	115,576	115,576
Warrants to purchase convertible preferred stock	—	508	508
Stock options and RSUs to purchase common stock	22,773	23,526	18,209
Warrants to purchase common stock	1	4,596	105
	22,774	144,206	134,398
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(1)Represents the shares of common stock that the convertible preferred stock is convertible into.